After recording, return to:

                                                Caryl G. Smith HUNTON & WILLIAMS
                                                NationsBank  Plaza,  Suite  4100
                                                600 Peachtree Street, N.E.
                                                Atlanta, Georgia  30308-2216






                                 LEASE AGREEMENT

                                     BETWEEN

                DEVELOPMENT AUTHORITY OF DOUGLAS COUNTY, GEORGIA

                                       AND

                              ABRAMS RIVERSIDE, LLC



                          DATED AS OF NOVEMBER 1, 1997





Certain rights of the Development Authority of Douglas County, Georgia (the "Issuer") under this Lease Agreement have been assigned and pledged to, and are subject to a security interest in favor of AmSouth Bank, Birmingham, Alabama, as trustee under the Indenture of Trust (the "Trustee"), dated as of even date herewith, as amended or supplemented from time to time, between the Issuer and the Trustee, which secures $11,000,000 in aggregate principal amount of Development Authority of Douglas County, Georgia Taxable Industrial Development Revenue Bonds (Abrams Riverside, LLC Project), Series 1997.

                                                  LEASE AGREEMENT

                                                 TABLE OF CONTENTS

(The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)

                                                                                                                PAGE

                                                     ARTICLE I.


                                 DEFINITIONS AND CERTAIN RULES OF INTERPRETATION
   Section 1.1.   Definitions......................................................................................1
   Section 1.2.   Rules of Construction............................................................................4

                                                     ARTICLE II.


                                                   REPRESENTATIONS

   Section 2.1.   Representations by the Issuer....................................................................5
   Section 2.2.   No Representation or Warranty by Issuer as to Project............................................6
   Section 2.3.   Representations by the Lessee....................................................................6

                                                    ARTICLE III.

                         ISSUANCE OF THE BONDS, ACQUISITION, CONSTRUCTION, INSTALLATION
                                               AND FINANCING OF PROJECT

   Section 3.1.   Lease of the Project; Agreement to Acquire, Construct and Equip the Project......................8
   Section 3.2.   Agreement to Issue Bonds; Application of Proceeds; Construction Fund.............................8
   Section 3.3.   Establishment of Completion Date.................................................................8
   Section 3.4.   Lessee Required to Complete Project..............................................................8
   Section 3.5.   Limitation of Issuer's Liability.................................................................8
   Section 3.6.   Disclaimer of Warranties.........................................................................9
   Section 3.7.   Payments from Construction Fund..................................................................9
   Section 3.8.   Investment of Funds..............................................................................9
   Section 3.9.   Depositories of Moneys and Security for Deposit..................................................9
   Section 3.10.  Warranty of Title................................................................................9
   Section 3.11.  Quiet Enjoyment..................................................................................10

                                                    ARTICLE IV.

                                               PROVISIONS FOR PAYMENT

   Section 4.1.   Effective Date of this Agreement; Duration of Lease Term; Delivery and Acceptance
                  of Possession....................................................................................11
   Section 4.2.   Rents and other Amounts Payable..................................................................11
   Section 4.3.   Credit Facility; Alternate Credit Facility.......................................................11
   Section 4.4.   Additional Rent..................................................................................12
   Section 4.5.   Obligations of the Lessee Absolute and Unconditional.............................................12
   Section 4.6.   Lessee Consent to Assignment of Agreement and Execution of Indenture.............................13
   Section 4.7.   Lessee's Performance Under Indenture.............................................................13
   Section 4.8.   Interest Rate Determination Method...............................................................13
   Section 4.9.   Prepayments......................................................................................13



                                                   ARTICLE V.

                                            PARTICULAR AGREEMENTS

   Section 5.1.   Maintenance, Operation, Modification and Insuring of Project; No Operation
                     of Project by Issuer..........................................................................14
   Section 5.2.   Issuer's and Trustee's Expenses; Release and Indemnification Provisions..........................14
   Section 5.3.   Maintenance of Existence.........................................................................15
   Section 5.4.   Annual Audit.....................................................................................15
   Section 5.5.   Agreement of Issuer Not to Assign or Pledge......................................................15
   Section 5.6.   Redemption of Bonds..............................................................................15
   Section 5.7.   Reference to Bonds Ineffective After Bonds Paid..................................................16
   Section 5.8.   Assignment, Sale or Lease of Project.............................................................16
   Section 5.9.   Removal of Leased Equipment......................................................................16
   Section 5.10.  Taxes, Other Governmental Charges and Utility Charges............................................17
   Section 5.11.  Compliance with Credit Agreement and Security Deed...............................................17
   Section 5.12.  Inspection of Project............................................................................17
   Section 5.13.  Project List.....................................................................................17
   Section 5.14.  No Warranty of Condition or Suitability by Issuer................................................18
   Section 5.15.  Special Covenants Related to Ad Valorem Taxation.................................................18

                                                     ARTICLE VI.

                                            EVENTS OF DEFAULT AND REMEDIES

   Section 6.1.   Events of Default Defined........................................................................20
   Section 6.2.   Remedies.........................................................................................20
   Section 6.3.   No Remedy Exclusive..............................................................................21
   Section 6.4.   Agreement to Pay Counsel Fees and Expenses.......................................................21
   Section 6.5.   Waiver of Events of Default and Rescission of Acceleration.......................................21

                                                     ARTICLE VII.

                                                     PREPAYMENTS

   Section 7.1.   Optional Prepayments.............................................................................23
   Section 7.2.   Optional Purchase of Bonds.......................................................................23
   Section 7.3.   Relative Priorities..............................................................................23
   Section 7.4.   Prepayment to Include Fees and Expenses..........................................................23
   Section 7.5.   Obligations After Payment and Termination of Agreement...........................................23
   Section 7.6.   Purchase of Bonds................................................................................23

                                                     ARTICLE VIII.

                                    OPTIONS IN FAVOR OF LESSEE; OBLIGATION OF LESSEE

   Section 8.1.   Options to Terminate the Lease Term; Purchase Project............................................25
   Section 8.2.   Conveyance on Purchase...........................................................................25
   Section 8.3.   Obligation to Purchase Project...................................................................25

                                                     ARTICLE IX.

                                               RIGHTS OF CREDIT ISSUER

   Section 9.1.   Rights of Credit Issuer..........................................................................26


                                                      ii




                                                   ARTICLE X.

                                                 MISCELLANEOUS

   Section 10.1.  Term of Agreement................................................................................27
   Section 10.2.  Notices..........................................................................................27
   Section 10.3.  Binding Effect...................................................................................28
   Section 10.4.  Severability.....................................................................................28
   Section 10.5.  Amounts Remaining in Bond Fund...................................................................28
   Section 10.6.  Reliance by Issuer...............................................................................28
   Section 10.7.  Issuer's Obligations Limited.....................................................................28
   Section 10.8.  Immunity of Directors, Officers and Employees of Issuer..........................................29
   Section 10.9.  Payments by Credit Issuer........................................................................29
   Section 10.10. Amendments, Changes and Modifications............................................................29
   Section 10.11. Counterparts.....................................................................................29
   Section 10.12. Captions.........................................................................................29
   Section 10.13. Amendment of Agreement...........................................................................29
   Section 10.14. Law Governing Construction of Agreement..........................................................29
   Section 10.15. Relationship of Parties; Estate for Years........................................................29



   EXHIBIT A     DESCRIPTION OF PROJECT
   EXHIBIT A-1 LEASED LAND
   EXHIBIT A-2 LEASED EQUIPMENT
   EXHIBIT A-3 PERMITTED EXCEPTIONS
   EXHIBIT B    CONSTRUCTION FUND CERTIFICATE AND REQUISITION
   EXHIBIT C    CERTIFICATE OF COMPLETION
   EXHIBIT D    LIMITED WARRANTY DEED

STATE OF GEORGIA  )

DOUGLAS COUNTY    )

        THIS LEASE AGREEMENT (the "Agreement") is entered into as of November 1, 1997, by and between the DEVELOPMENT AUTHORITY OF DOUGLAS COUNTY, GEORGIA (the "Issuer"), a public body corporate and politic created and existing under the laws of the State of Georgia, and ABRAMS RIVERSIDE, LLC, a Georgia limited liability company (the "Lessee"), with its principal place of business in Atlanta, Georgia;

                              W I T N E S S E T H:

         In consideration of the respective representations and agreements hereinafter contained, the Issuer and the Lessee agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be a general obligation on its part but shall be payable solely out of the rents, revenues and receipts derived from this Agreement, the sale of the Bonds (defined herein), the insurance and condemnation awards as herein described and any other rents, revenues and receipts arising out of or in connection with its ownership of the Project as hereinafter defined):

                                   ARTICLE I.

                 DEFINITIONS AND CERTAIN RULES OF INTERPRETATION

         SECTION 1.1. DEFINITIONS. In addition to the words and terms elsewhere defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned them in the Indenture unless the context or use clearly indicates another or different meaning or intent:

         "ACT" means the Development Authorities Law (codified as amended, at O.C.G.A. Section 36-62-1 ET SEQ.).

         "ADDITIONAL RENT" means those payments payable by the Lessee pursuant to Section 4.4 hereof.

         "AGREEMENT" means this Lease Agreement, dated as of November 1, 1997, between the Issuer and the Lessee, and any amendments and supplements thereto.

         "ALTERNATE CREDIT FACILITY" means the Alternate Credit Facility issued in accordance with Section 4.3.

         "BOND COUNSEL" means an attorney, or firm of attorneys, nationally recognized and experienced in legal work relating to the issuance of municipal bonds acceptable to the Issuer.

         "BOND FUND" means the fund created by Section 4.01 of the Indenture.

         "BONDHOLDER" or "HOLDER OF THE BONDS" means the Person who shall be the registered owner of any Bond.

         "BONDS" means the Taxable Industrial Development Revenue Bonds of the Issuer authorized by the Indenture. Any percentage of Bonds specified herein for any purpose is to be figured on the aggregate principal amount of Bonds then outstanding.

         "BUILDING" means that certain building or buildings, all fixtures therein and all improvements, renovations and expansions thereto forming a part of the Project and not constituting part of the Leased Equipment which has been acquired by the Issuer hereof and is situated on the Leased Land, as it may at any time exist.

         "CHAIRMAN" means the Chairman or the Vice Chairman of the Issuer.

         "COMPLETION DATE" means the date determined pursuant to Section 3.3.

         "COST OF PROJECT" with respect to the Project shall be deemed to include the cost of all items permitted to be financed under the provisions of the Act.

         "COUNTY" means Douglas County, Georgia.

         "COUNSEL" means an attorney, or firm thereof, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia.

         "CREDIT AGREEMENT" means that certain Reimbursement Agreement, of even date herewith, between the Lessee and the Credit Issuer, under the terms of which the Credit Issuer agrees to issue and deliver the Credit Facility to the Trustee, and any amendment or supplement thereto, and if an Alternate Credit Facility is issued, the agreement between the Credit Issuer and the Lessee pursuant to which such Alternate Credit Facility is issued.

         "CREDIT ISSUER" means NationsBank, N.A. in its capacity as the issuer of the Credit Facility, and its successors in such capacity and their assigns, and if an Alternate Credit Facility is issued, the issuer thereof.

          "CREDIT ISSUER DOCUMENTS" means the Credit Agreement and the Security Deed.

         "CREDIT ISSUER REPRESENTATIVE" means each person at the time designated to act on behalf of the Credit Issuer by written Certificate furnished to the Lessee and the Trustee containing the specimen signature of each such person and signed on behalf of the Credit Issuer by a Vice President or its President. Such Certificate may designate an alternate or alternates.

         "DEFAULT" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an event of default hereunder.

          "EVENT OF DEFAULT" means one of the events so denominated and described in Section 6.1.

         "FINANCING   STATEMENTS"   means  any  and  all  financing   statements
(including continuation statements) filed for record from time to time to perfect the security interests created or assigned.

         "GOVERNMENT OBLIGATIONS" means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the full and timely payment of the principal of, premium, if any, and the interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par by anyone other than the holder, excluding unit trusts.

         "INDENTURE" means the Indenture of Trust, of even date herewith, between the Issuer and the Trustee, pursuant to which the Bonds are to be issued and secured, including any indentures supplemental thereto.

         "INDEPENDENT COUNSEL" means an attorney, or firm thereof, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia, including any Bond Counsel.

         "ISSUER" means the Development Authority of Douglas County, Georgia, a public body corporate and politic duly organized and existing under the Constitution and the laws of the State of Georgia, including the Act or any successor to its rights and obligations under this Agreement and the Indenture.

          "ISSUER DOCUMENTS" means this Agreement, the Indenture, the Security Deed and the Remarketing Agreement.

          "ISSUER'S FEE" means a one time up front fee of $12,500 payable on the day of issuance of the Bonds.

         "LEASE TERM" means the duration of the leasehold interest created by this Agreement as specified in Section 4.1.

         "LEASED EQUIPMENT" means those items of machinery, equipment and related property either previously acquired by the Issuer or required herein to be acquired and installed in the Building or on the Leased Land with proceeds from the sale of the Bonds or the proceeds of any payment by the Lessee pursuant to Section 3.4 and any item of machinery, equipment and related property acquired and installed by Lessee in the Building or on the Leased Land in substitution therefor and renewals and replacements thereof pursuant to the provisions of Sections 5.1(b), less such machinery, equipment and related property taken by the exercise of the power of eminent domain, and is further defined as all property owned by the Issuer and leased to the Lessee which is not included in the definition of Leased Land or Building, and the Lessee's (but not the Sublessee's) own machinery, equipment and related property installed under the provisions of Section 5.1(b) but excluding Sublessee's machinery, equipment and related property. No "Leased Equipment," other than fixtures, building equipment and systems (such as electrical, plumbing, heating, ventilation and air conditioning systems) which are necessary for the operation of the Building, has been acquired or installed for or at the Project, Building or Leased Land as of the date hereof but any such Leased Equipment to be acquired and installed as a part of the Project so as to qualify as "Leased Equipment" in accordance with the definition set forth herein at the time of such acquisition and installation shall be detailed in Exhibit "A-2" attached hereto and by this reference made a part hereof.

         "LEASED LAND" means the real property described in Exhibit "A-1" attached hereto and by this reference made a part of this Agreement.

         "LESSEE" means Abrams Riverside, LLC, a Georgia limited liability company, and its successors and assigns.

          "LESSEE DOCUMENTS" means this Agreement, the Bond Purchase Agreement, the Remarketing Agreement, and the Credit Issuer Documents.

         "LESSEE REPRESENTATIVE" means each person at the time designated to act on behalf of the Lessee by written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person and signed on behalf of the Lessee by an authorized officer of the Lessee. Such certificate may designate an alternate or alternates.

         "LIMITED WARRANTY DEED" means the Limited Warranty Deed to be dated the date of actual execution and delivery thereof, held in trust by the Trustee in accordance with the provisions hereof. The Limited Warranty Deed, in substantially the form it is to be executed and delivered, is attached as Exhibit "D" hereto.

         "NET PROCEEDS OF SALE OF THE BONDS" means those proceeds of the sale of the Bonds remaining after payment of all expenses in connection with the issuance of the Bonds and the deposit of all accrued interest (if any) received from the sale of the Bonds in the Bond Fund, together with investment earnings on such net proceeds earned prior to the Completion Date.

         "OUTSTANDING," when used with reference to the Bonds, shall have the meaning set forth in Article I of the Indenture.

         "PAYMENT IN FULL OF THE BONDS" specifically encompasses the situations referred to in Section 5.01 of the Indenture.

         "PERMITTED EXCEPTIONS" means those items listed on Exhibit A-3 hereto.

         "PERSON" means any natural person, firm, partnership, association, corporation or public body.

         "PLEDGED REVENUES" means and shall include:

         (a) the Lease Payments required to be made by or on behalf of the Lessee under this Agreement, (but not the Sublease) except payments to (i) the Trustee for services rendered as Trustee under the Indenture and payments to be made to any Co-Trustee for services rendered under the Indenture, and (ii) expenses, indemnification and other payments required to be made pursuant to Sections 5.2 and 6.4 hereof, and

         (b) any proceeds which arise with respect to any disposition of any of the property, money, securities and interests granted by the Issuer to the Trustee under the Granting Clause of the Indenture.

          "PROJECT" means the acquisition, construction and equipping of a 250,000 sq. ft. facility for the manufacture of store fixtures in Douglas County, Georgia, as more fully described on Exhibit A hereto, including the Leased Land, Building and Leased Equipment.

         "SECRETARY" means the Secretary of the Issuer.

         "SECURITY DEED" means the Deed to Secure Debt and Security Agreement, dated as of November 1, 1997, among the Issuer, the Lessee and the Credit Issuer.

         "STATE" means the State of Georgia.

         "SUBLEASE" means the Sublease, dated as of November 1, 1997 between the Lessee and the Sublessee.

          "SUBLESSEE" means Abrams Fixture Corporation, a Georgia corporation, or any successor thereto.

          "TRUSTEE" means AmSouth Bank, or any successor trustee appointed under the Indenture.

         "TRUSTEE FEES" means the periodic fees and expenses charged by the Trustee in order to serve as Trustee under the Indenture.

          "U.C.C." means the Uniform Commercial Code of the State as now in effect or hereafter amended.

         SECTION  1.3.  RULES  OF  CONSTRUCTION.   Unless  the  context  clearly
indicates to the contrary, the following rules shall apply to the construction of this Agreement:

         (a) Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Indenture.

         (b) Words importing the singular number shall include the plural number and vice versa.

         (c) The table of contents, captions and headings herein are solely for convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

         (d) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

         (e) All references in this Agreement to particular Articles or Sections are references to Articles and Sections of this Agreement, unless otherwise indicated.

                                   ARTICLE II.

                                 REPRESENTATIONS

         SECTION 2.1. REPRESENTATIONS BY THE ISSUER. The Issuer makes the following representations as the basis for the undertakings on its part herein contained:

         (a) ORGANIZATION. The Issuer is a public body corporate and politic, created and validly existing pursuant to the provisions of the Act. The Issuer has been activated as required by the terms of the Development Authorities law, its directors have been appointed as provided therein and are currently acting in that capacity, and a copy of said activating resolution has been filed with the Secretary of State of the State of Georgia as required by law. The Issuer has been created to develop and promote for the public good and general welfare trade, commerce, industry and employment opportunities and to promote the general welfare of the State of Georgia. The aforementioned authorities empower the Issuer to issue its revenue bonds, in accordance with the applicable provisions of the Revenue Bond Law of the State of Georgia (Ga. Laws 1937, p. 761, ET SEQ.), as heretofore or hereafter amended, for the purpose of acquiring, constructing and installing any project (as defined in the Act) for lease or sale to prospective tenants or purchasers in furtherance of the public purposes for which it was created.

         (b) AUTHORITY. The Issuer has all requisite power and authority under the Act to (i) issue the Bonds, (ii) to assist the Lessee in financing the cost of acquiring, constructing and equipping the Project, and (iii) enter into, and perform its obligations under the Issuer Documents.

         (c) PENDING LITIGATION. There are no actions, suits, proceedings, inquiries or investigations pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer in any court or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by the Issuer Documents or which, in any way, would materially and adversely affect the validity or enforceability of the Bonds, the Issuer Documents or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

         (d) ISSUE, SALE AND OTHER TRANSACTIONS ARE LEGAL AND AUTHORIZED. The issuance and sale of the Bonds and the execution and delivery by the Issuer of the Issuer Documents, and the compliance by the Issuer with all of the provisions of each thereof and of the Bonds (i) are within the purposes, powers and authority of the Issuer, (ii) have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Issuer a violation of or a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any property of the Issuer (other than as contemplated in the Indenture) under the provisions of, any activating resolution, by-law, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or to the best of Issuer's knowledge any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Issuer.

         (e) GOVERNMENTAL CONSENTS. Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of the Issuer Documents or the issue, sale or delivery of the Bonds, other than those already obtained; provided, however, no representation is made as to compliance with any federal or state securities or "blue sky" law.

         (f) NO DEFAULTS. To the best of Issuer's knowledge, no event has occurred and no condition exists with respect to the Issuer which would constitute an "event of default" as defined in any of the Issuer Documents or which, with the lapse of time or with the giving of notice or both, would become such an "event of default." The Issuer is not in default under the Act or under any charter instrument, by-law or other agreement or instrument to which it is a party or by which it is bound which default would adversely affect the enforceability or taxability of the Bonds.

         (g) NO PRIOR PLEDGE. Neither this Agreement nor any of the Pledged Revenues have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds.

         (h) NATURE AND LOCATION OF PROJECT. The financing of the costs of the Project, together with related expenses, is authorized under the Act, is in furtherance of the public purpose for which the Issuer was created and will increase employment in the area served by the Issuer.

         (i) LIMITED OBLIGATIONS. Notwithstanding anything herein contained to the contrary, any obligation the Issuer may hereby incur for the payment of money shall not constitute an indebtedness of the County or of the State or of any political subdivision thereof within the meaning of any state constitutional provision or statutory limitation and shall not give rise to a pecuniary liability of the State or the County or any political subdivision thereof, or constitute a charge against the general credit or taxing power of said State or County or any political subdivision thereof, but shall be limited obligations of the Issuer payable solely from (i) the Pledged Revenues, (ii) revenues derived from the sale of the Bonds, and (iii) amounts on deposit from time to time in the Bond Fund, subject to the provisions of this Agreement and the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein and therein. No officer or director of the Issuer shall be personally liable on this Agreement or any of the Issuer Documents. The Issuer has no taxing power.

         SECTION 2.2. NO REPRESENTATION OR WARRANTY BY ISSUER AS TO PROJECT. The Issuer makes no representation or warranty concerning the suitability of the Project for the purpose for which it is being undertaken by the Lessee. The Issuer has not made any independent investigation as to the feasibility of the Project or creditworthiness of the Lessee, and any bond purchaser, assignee of the Agreement or any other party with any interest in this transaction shall make its own independent investigation as to the creditworthiness of the Lessee and feasibility of the Project, independent of any representation or warranties of the Issuer.

         SECTION 2.3. REPRESENTATIONS BY THE LESSEE. The Lessee makes the following representations as the basis for the undertakings on its part herein contained:

         (a) ORGANIZATION AND POWER. The Lessee (i) is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Georgia, and (ii) has all requisite power and authority and all necessary licenses and permits to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted, and
(iii) has the power to enter into this Agreement and the transactions contemplated hereby and to perform its obligations hereunder.

         (b) PENDING LITIGATION. There are no proceedings pending, or to the knowledge of the Lessee threatened, against or affecting the Lessee in any court or before any governmental authority, arbitration board or tribunal which if adversely determined, would materially and adversely affect the transactions contemplated by the Lessee Documents or the Indenture or which, in any way, would materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Lessee, or the ability of the Lessee to perform its obligations under the Lessee Documents. The Lessee is not in default with respect to an order of any court, governmental authority, arbitration board or tribunal.

         (c) AGREEMENTS ARE LEGAL AND AUTHORIZED. The execution and delivery by the Lessee of each of the Lessee Documents and the compliance by the Lessee with all of the provisions hereof and thereof (i) are within the power of the Lessee as a limited liability company, (ii) will not conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property of the Lessee under the provisions of, any agreement, articles of organization, by-laws, operating agreement or other instrument to which the Lessee is a party or by which it may be bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Lessee or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Lessee.

         (d) GOVERNMENTAL CONSENT. Neither the Lessee nor any of its business or properties, nor any relationship between the Lessee and any other person, nor any circumstances in connection with the execution, delivery and performance by the Lessee of the Lessee Documents or the offer, issue, sale or delivery by the Issuer of the Bonds, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Lessee other than those already obtained; provided, however, that no representation is made as to any consents, approvals or authorizations required in connection with the construction or occupancy of the Project.

         (e) NO DEFAULTS. No event has occurred and no condition exists with respect to the Lessee that would constitute an "event of default" under any of the Lessee Documents or which, with the lapse of time or with the giving of notice or both, would become such an "event of default." The Lessee is not in violation in any material respect of any articles of organization, operating agreement or other instrument to which it is a party or by which it may be bound.

         (f) COMPLIANCE WITH LAW. The Lessee is not in violation in any material way of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which business consists solely of leasing and subleasing the Project, which violation or failure to obtain might materially and adversely affect the properties, business, prospects, profits or conditions (financial or otherwise) of the Lessee.

         (g) RESTRICTIONS ON THE LESSEE. The Lessee is not a party to any contract or agreement that materially and adversely affects the business of the Lessee. Except for the Credit Agreement, the Lessee is not a party to any contract or agreement that restricts the right or ability of the Lessee to incur or guarantee indebtedness for borrowed money.

         (h)  INDUCEMENT.   The  issuance  of  the  Bonds  by  the  Issuer,  the
acquisition, construction and equipping of the Project by the Issuer and the leasing of the Project by the Issuer to the Lessee have induced the Lessee to locate the Project in the County. The issuance of the Bonds by the Issuer, the acquisition, construction and equipping of the Project by the Issuer and the leasing of the Project by the Issuer to the Lessee shall assist the Lessee in providing employment and industry in the County.

         (i) ESTIMATED TIME OF COMPLETION OF THE PROJECT. The Lessee estimates that the Project will be completed and ready for occupancy by November 1, 1998.

         (j) LOCATION OF PROJECT. The Project is located entirely within the geographical boundaries of the County.

                                  ARTICLE III.

                ISSUANCE OF THE BONDS; ACQUISITION, CONSTRUCTION,
                      INSTALLATION AND FINANCING OF PROJECT

          SECTION 3.1. LEASE OF THE PROJECT; AGREEMENT TO ACQUIRE, CONSTRUCT AND EQUIP THE PROJECT.

         (a) The Issuer hereby leases to the Lessee, and the Lessee hereby leases from the Issuer, the Project at the rental set forth in Section 4.2 hereof and in accordance with the provisions of this Agreement.

         (b) The Issuer has appointed the Lessee to proceed with the acquisition, construction and equipping of the Project, as described in Exhibit
A. The Lessee has obtained or has caused to be obtained all licenses, permits and consents required for the acquisition, construction and equipping of the Project, obtainable to date and has no reason to believe it cannot obtain all other permits when needed. The Issuer shall have no responsibility for any such permits.

         (c) The Issuer agrees that the Building will consist of a manufacturing facility which is described on Exhibit A-1 and shall be the property of the Issuer and subject to the terms of this Agreement and the other Permitted Exceptions.

         (d) The Lessee will not take any action or fail to take any action which would adversely affect the qualification of the Project under the Act.

         SECTION 3.2. AGREEMENT TO ISSUE BONDS; APPLICATION OF PROCEEDS; CONSTRUCTION FUND. In order to provide funds for payment of the Cost of the Project, the Issuer shall simultaneously with the execution and delivery hereof, authorize, validate, sell and cause to be delivered to the initial purchaser or purchasers thereof, the Bonds, bearing interest and maturing as set forth in
Article II of the Indenture, at a price to be approved by the Lessee and Credit Issuer. The moneys in the Construction Fund shall be used to finance the acquiring, constructing and equipping of the Project and for paying certain of the costs of issuing the Bonds. The obligation of the Issuer to pay for the Cost of the Project shall be limited to the proceeds in the Construction Fund derived from the sale of the Bonds in accordance with the Indenture.

         SECTION 3.3. ESTABLISHMENT OF COMPLETION DATE. The Completion Date shall be evidenced to the Issuer and the Trustee by a certificate in the form attached hereto as Exhibit C, signed by a Lessee Representative stating (a) the Cost of Project, (b) that the acquisition, construction and equipping of the Project have been completed substantially in accordance with Section 3.1, and
(c) that, except for amounts retained by the Trustee for the Cost of Project not then due and payable, if any, the full Cost of Project has been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

         SECTION 3.4. LESSEE REQUIRED TO COMPLETE PROJECT. If the proceeds derived from the sale of the Bonds issued for such purpose are not sufficient to pay in full the Cost of Project, the Lessee shall pay so much of the cost thereof as may be in excess of the proceeds of the Bonds and any investment income thereon available therefor. The Lessee agrees that if, after exhaustion of the proceeds derived from the sale of the Bonds and investment income thereon, the Lessee should pay any portion of the Cost of Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer or the Trustee nor shall it be entitled to any abatement, diminution or postponement of its rental payments hereunder.

         SECTION 3.5. LIMITATION OF ISSUER'S LIABILITY. Anything contained in this Agreement to the contrary notwithstanding, any obligation the Issuer may incur in connection with the undertaking of the Project for the payment of money shall not be deemed to constitute a debt or general obligation of the Issuer, the State or any political subdivision thereof, but shall be payable solely from the rents, revenues and receipts derived by it from this Agreement, and from payments made pursuant to the Credit Facility. No provision in this Agreement or any obligation herein imposed upon the Issuer, or the breach thereof, shall constitute or give rise to or impose upon the Issuer, the County, the State or any political subdivision thereof a pecuniary liability or a charge upon its general credit or taxing powers. No officer or member of the Issuer shall be personally liable on this Agreement or any of the Issuer Documents.

         SECTION 3.6. DISCLAIMER OF WARRANTIES. The Lessee recognizes that since the Project has been or will be acquired, constructed and equipped by or on behalf of the Lessee or the Sublessee on behalf of the Issuer and by contractors and suppliers selected by the Lessee or the Sublessee, NEITHER THE ISSUER NOR THE TRUSTEE MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE PURPOSES OF THE LESSEE OR THE EXTENT TO WHICH PROCEEDS DERIVED FROM THE SALE OF THE BONDS WILL PAY THE COST TO BE INCURRED IN CONNECTION THEREWITH.

         SECTION 3.7. PAYMENTS FROM CONSTRUCTION FUND. The Trustee shall use moneys in the Construction Fund solely to pay the Cost of Project. Before any payment shall be made from the Construction Fund, there shall be filed with the
Trustee:

         (a) A requisition, in the form attached hereto as Exhibit B, signed by a Lessee Representative and approved in writing by an officer of the Credit Issuer, stating to whom the payment is to be made, the amount of payment, the purpose in reasonable detail for which the obligation to be paid was incurred, and that the obligation stated on the requisition has been incurred by the Lessee in or about the acquisition, construction or equipping of the Project, each item is a proper charge against the Construction Fund and the obligation has not been the basis for a prior requisition which has been paid, together with a certificate attached to such requisition and signed by a Lessee Representative stating that:

               (1) there has been received no written notice of any lien, right to lien or attachment upon, or claim affecting the right of the payee to receive payment of, any of the moneys payable under such requisition to any of the persons, firms, or corporation named therein;

               (2) such requisition contains no items representing payment on account of any percentage entitled to be retained at the date of the certificate; and

               (3) no Event of Default hereunder or under the Indenture or event which after notice or lapse of time or both would constitute an Event of Default hereunder or under the Indenture has occurred and not been waived or cured.

         (b) An invoice or other appropriate evidence of the obligation described in the requisition required by subsection (a) above.

         Upon receipt of each such requisition and accompanying certificate, the Trustee shall make payment from the Construction Fund in accordance with such requisition.

         SECTION 3.8. INVESTMENT OF FUNDS. Any moneys held in the Bond Fund or the Construction Fund or any other fund created under the Indenture shall be invested or reinvested by the Trustee as set forth in Section 4.07 of the Indenture, to the extent permitted by law, or in the Permitted Investments (as defined in the Indenture), at the telephonic or oral direction (confirmed in writing) of the Lessee Representative. All such investments shall at all times be a part of the fund (the Construction Fund, the Bond Fund or such other fund created under the Indenture, as the case may be) from where the moneys used to acquire such investments shall have come, and all income and profits on such investments shall be credited to, and losses thereon shall be charged against, such fund.

         SECTION 3.9. DEPOSITORIES OF MONEYS AND SECURITY FOR DEPOSIT. All moneys received by the Issuer in connection with the issuance of the Bonds (other than for its fees and expenses) shall be deposited in the Construction Fund created under the Indenture. All such moneys deposited shall be applied in accordance with the terms and for the purposes herein set forth and shall not be subject to lien or attachment by any creditor of the Issuer.

         SECTION 3.10. WARRANTY OF TITLE. The Issuer for itself, its successors and assigns, based solely on the Title Insurance Policy to be delivered by Commonwealth Land Title Insurance Company, represents that it has good and marketable fee simple title in and to the Leased Land free from all encumbrances except Permitted Exceptions. Upon the execution and delivery of this Lease, the Issuer agrees that it will furnish to the Lessee an opinion of the Issuer's Counsel given in reliance on the Title Insurance Policy, stating that the Issuer holds such title in and to the Leased Land.

         SECTION 3.11. QUIET ENJOYMENT. The Issuer warrants and covenants that it will defend the Lessee at the Lessee's expense (except as to claims by the Issuer) in the quiet enjoyment and peaceable possession of the Leased Land, and all appurtenances thereto belonging, including the Building, free from all claims of all persons whomsoever, throughout the Lease Term, so long as the Lessee shall perform the covenants, conditions and agreements to be performed by it hereunder, or so long as the period for remedying any failure of performance shall not have expired.

                                   ARTICLE IV.

                             PROVISIONS FOR PAYMENT

         SECTION 4.1. EFFECTIVE DATE OF THIS AGREEMENT; DURATION OF LEASE TERM; DELIVERY AND ACCEPTANCE OF POSSESSION.

         (a) This Agreement shall become effective upon its delivery and the leasehold interest created by this Agreement shall then begin, and, subject to the other provisions of this Agreement, shall expire at midnight on October 1, 2018.

         (b) The Issuer agrees to deliver to the Lessee sole and exclusive possession of the Project (subject to the right of the Trustee to enter thereon for inspection purposes and to other provisions hereof) on the date of initial issuance of the Bonds and the Lessee hereby accepts possession of the Project.

         SECTION 4.2. RENTS AND OTHER AMOUNTS PAYABLE.

         (a) The Lessee agrees (i) except as provided in subsection (b) of this Section, to make prompt payment to the Trustee, as assignee and pledgee of the Issuer, and as rent for the Project, for deposit in the Bond Fund, the amounts which are necessary to pay the principal and Purchase Price of, premium, if any, or interest on the Bonds (whether at maturity, upon redemption or acceleration, or otherwise) when and as the same shall be due and payable. All such rental payments shall be made to the Trustee at its principal office in lawful money of the United States of America, except as may be otherwise agreed to by the Trustee.

         (b) In order to provide for the rental payments  required in subsection
(a) of this Section, the Lessee shall cause the Credit Issuer to deliver the Credit Facility to the Trustee simultaneously with the original issue and delivery of the Bonds, and hereby authorizes and directs the Trustee to draw moneys under the Credit Facility in accordance with the provisions of the Indenture to the extent necessary to make the payments of principal and purchase price of, and interest on the Bonds as and when the same become due. The Lessee shall receive as a credit against its rental obligations described in subsection
(a) of this Section all payments made by the Credit Issuer under the Credit Facility and all other amounts described in Section 3.08(a) of the Indenture.

         (c) If the Lessee should fail to make any of the rental payments required in subsection (a) and (b) above, the rental payment which the Lessee has failed to make shall continue as an obligation of the Lessee until the same shall have been fully paid, and the Lessee agrees to pay the same with interest thereon at the rate per annum borne by the Bonds until paid in full.

         (d) In addition, the Lessee agrees to pay any costs of issuing the Bonds that are not paid with the proceeds of the sale of the Bonds by depositing the same with the Trustee. Said monies shall be disbursed by the Trustee in accordance with written instructions from the Lessee.

         (e) Anything herein, in the Indenture or in the Bonds to the contrary notwithstanding, the obligations of the Lessee hereunder shall be subject to the limitation that payments constituting interest under this Section shall not be required to the extent that the receipt of such payment by the holder of any Bond would be contrary to the provisions of law applicable to such holder which limit the maximum rate of interest which may be charged or collected by such holder.

         SECTION 4.3.   CREDIT FACILITY; ALTERNATE CREDIT FACILITY.

         (a) The Credit Facility delivered to the Trustee simultaneously with the original issuance and delivery of the Bonds constitutes an irrevocable obligation of the Credit Issuer to pay to the Trustee, upon request and in accordance with the terms thereof, up to an amount equal to the sum of (i) the principal amount of the Bonds then outstanding plus (ii) an amount equal to interest for 36 days on the principal amount of each Bond then outstanding at the rate of fifteen percent (15%) per annum.

         (b) The Lessee shall have the option from time to time to provide the Trustee with an Alternate Credit Facility in accordance with the provisions of
Section 3.08(e) of the Indenture. If at any time there shall have been delivered to the Trustee an Alternate Credit Facility, together with the other documents and opinions required by Section 3.08(e) of the Indenture, then the Trustee shall accept such Alternate Credit Facility and promptly surrender the previously held Credit Facility to the issuer thereof for cancellation, in accordance with the terms of such Credit Facility. If at any time there shall cease to be any Bonds outstanding under the Indenture, the Trustee shall promptly surrender the Credit Facility to the issuer thereof, in accordance with the terms of such Credit Facility, for cancellation. The Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

         SECTION 4.4. ADDITIONAL RENT. The Lessee shall also pay as Additional Rent hereunder, to the persons entitled thereto, until the principal of and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the provisions of the Indenture:
(i) the fees and charges of the Trustee incurred in connection with the rendering of its ordinary and extraordinary services as Trustee under the Indenture, as and when the same become due, including the reasonable fees and expenses of its Counsel, (ii) the fees and expenses of the Remarketing Agent for serving as Remarketing Agent for the Bonds, including the reasonable fees and expenses of its Counsel, and any other amounts due and payable to the Remarketing Agent under the Remarketing Agreement, (iii) the fees and expenses of the Rating Agency for issuing and maintaining its securities rating on the Bonds, if any, (iv) [the Issuer's Fee,] the out-of-pocket expenses, administrative expenses and Counsel fees of the Issuer and Bond Counsel, (v) all utility rents and charges incurred in connection with the Project or any part thereof, (vi) charges for the operation and maintenance of the Project, including, but not limited to, sanitation, repair, electricity, gas, security, and other items deemed necessary for the efficient operation of the Project, and
(vii) any and all taxes and assessments or other governmental charges which may be lawfully taxed, charged, levied or assessed against the Project or any part thereof or the revenues derived therefrom including any new taxes and assessment not of the kind enumerated above to the extent that the same are lawfully made, levied, charged or assessed in lieu of or in addition to taxes or assessments now customarily levied against real or personal property, and further including all water and sewer charges, assessments and other general governmental charges and impositions whatsoever, foreseen or unforeseen, which if not paid when due would impair the security of the Bonds or encumber the Issuer's title to the Project. The Lessee may, without constituting grounds for an Event of Default hereunder, withhold payment of any such fees and charges of the Trustee, to contest in good faith the necessity for any extraordinary services of the Trustee and the reasonableness of any extraordinary expenses of the Trustee. If the Lessee should fail to make any payment of Additional Rent required in this Section, the Additional Rent which the Lessee has failed to make shall continue as an obligation of the Lessee until the same shall have been fully paid, with interest thereon at the rate per annum borne by the Bonds until paid in full.

         SECTION 4.5. OBLIGATIONS OF THE LESSEE ABSOLUTE AND UNCONDITIONAL. Subject to the provisions of Section 6.5 hereof, the obligations of the Lessee to make or to cause (pursuant to the Credit Facility) to be made the rental payments required in Sections 4.2 and 4.4 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise by reason of any action or inaction of the Trustee, the Issuer or any third party. Until such time as the principal of, and the interest on, the Bonds shall have been paid in full, the Lessee (a) will not suspend or discontinue any rental payments provided for in Sections 4.2 and 4.4 except to the extent the same have been prepaid, (b) will perform and observe all its other agreements contained herein, and (c) except as provided in Article VII, will not terminate this Agreement for any cause, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, sale, loss, eviction or constructive eviction, destruction of or damage to the Project, condemnation, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either, or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection herewith or with the Indenture. Notwithstanding the foregoing, the obligation of the Lessee to make payments hereunder shall be satisfied and discharged to the extent moneys are received by the Trustee pursuant to the Credit Facility. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained; and if the Issuer should fail to perform any such agreement, the Lessee may institute such action against the

Issuer as the Lessee may deem necessary to compel performance so long as such action shall not impair the agreements on the part of the Lessee hereunder.

         Nothing contained herein shall be construed as a waiver of any rights which the Lessee may have against the Issuer under this Agreement, or against any person under this Agreement, the Indenture or otherwise, or under any provision of law; provided, however, that the Lessee shall pursue any rights or remedies against the Issuer, the Trustee, any Bondholder or any third party in connection herewith, or in connection with the Indenture, the Lessee Documents, the Credit Issuer Documents or otherwise relating to the Bonds and security therefor only in a separate action, and not by way of any set-off, counterclaim, cross-claim or third party action in any suit brought to enforce the rights of the bondholders, the Trustee or the Issuer under this Agreement, the Indenture, the Lessee Documents, the Credit Issuer Documents or otherwise in connection herewith; and provided further, that in order to preserve the right of the Lessee to raise such issues in any separate suit, any claim of the Lessee which, but for this Section 4.5, would be a compulsory counterclaim, shall be identified as such in the first responsive pleading filed by the Lessee to any action brought by the Issuer, Trustee, any Bondholder or any person.

         SECTION 4.6. LESSEE CONSENT TO ASSIGNMENT OF AGREEMENT AND EXECUTION OF INDENTURE. The Lessee acknowledges and agrees that the Issuer will, pursuant to the Indenture and as security for the payment of the principal of, premium, if any, and the interest on the Bonds, assign and pledge to the Trustee, and create a security interest in favor of the Trustee in certain of its rights, title and interest in and to this Agreement (including all Pledged Revenues) reserving, however, the Reserved Rights; and the Lessee hereby agrees and consents to such assignment and pledge. The Lessee acknowledges that it has received a copy of the Indenture and consents to the execution of the same by the Issuer; provided, however, such consent does not constitute a representation as to the accuracy of any representations or warranties made thereunder.

         SECTION 4.7. LESSEE'S PERFORMANCE UNDER INDENTURE. The Lessee agrees, for the benefit of the Bondholders, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.

         SECTION 4.8. INTEREST RATE DETERMINATION METHOD. The Lessee, with the consent of the Credit Issuer, is hereby granted the right to designate from time to time (i) changes in the Interest Rate Determination Method in the manner and to the extent set forth in Section 2.04 of the Indenture and (ii) the length of the Medium-Term Rate Period or the Maximum Term Rate, as applicable, in the manner and to the extent set forth in Section 2.03(e) of the Indenture.

         SECTION 4.9. PREPAYMENTS. The Lessee may prepay all or any part of the Lease Payments required to be paid by it under this Agreement, at the times and in the amounts provided in Article VII for redemption of the Bonds, and in the case of mandatory redemptions of the Bonds, the Lessee shall cause to be furnished to the Issuer such amounts on or prior to the applicable redemption dates. Prepayment of amounts due hereunder pursuant to this Section 4.9 shall be deposited in the Bond Fund.

                                   ARTICLE V.

                              PARTICULAR AGREEMENTS

         SECTION 5.1. MAINTENANCE, OPERATION, MODIFICATION AND INSURING OF PROJECT; NO OPERATION OF PROJECT BY ISSUER.

         (a) Throughout the Lease Term, the Lessee shall at its own expense, maintain and operate all portions of the Project during their useful lives or until they are replaced with facilities necessary in their operation. This Agreement does not prevent the Lessee from merging or consolidating with another entity as permitted by Section 5.3. The Lessee further agrees that it will at its own expense keep the Project properly insured against loss or damage from such perils usually insured against by businesses operating or owning like properties and maintain public liability insurance and all such worker's compensation or other similar insurance as may be required by law. Evidence of such insurance will be furnished to the Issuer, the Trustee and the Credit Issuer upon request. Nothing contained in this Agreement shall be deemed to authorize or require the Issuer to operate the Project or to conduct any business enterprise in connection therewith.

         (b) The Lessee may from time to time, in its sole discretion and at its own expense, but subject to the provisions of Section 5.9, make any additions, modifications or improvements to the Project, including installation of machinery, equipment, and related property, which it may deem desirable; provided that all such additions, modifications and improvements do not adversely affect the structural integrity of the Building and are located wholly within the boundary lines of the Leased Land. With the exception of any machinery, equipment and related property which shall be transferred to the Issuer at the option of the Lessee pursuant to Section 5.9 hereof, all machinery, equipment and related property owned and installed by the Lessee which is not financed with Bond proceeds, shall be the sole property of the Lessee in which neither the Issuer nor the Trustee shall have any interest and may be modified or removed at any time while the Lessee is not in default under this Lease; provided that any damage to the Project occasioned by such modification or removal shall be repaired by the Lessee at its own expense. Furthermore, all machinery, equipment and related property owned and installed by the Sublessee which is neither owned by the Lessee nor financed with Bond proceeds, shall be and remain the sole property of Sublessee in which neither the Issuer, the Trustee nor the Lessee shall have any interest and may be modified or removed at any time while the Sublessee is not in default under the Sublease.

         SECTION 5.2. ISSUER'S AND TRUSTEE'S EXPENSES; RELEASE AND INDEMNIFICATION PROVISIONS. The Lessee agrees, whether or not the transactions contemplated by the Lessee Documents and the Indenture shall be consummated, to indemnify and hold harmless the Issuer and its officers, commissioners, directors, officials, employees and agents, including the Trustee, counsel to the Issuer and financial advisor to the Issuer (any and all of the foregoing being hereinafter referred to as the "Indemnified Persons"), from and against any and all claims, actions, suits, proceedings, expenses, judgments, damages, penalties, fines, assessments, liabilities, charges or other costs (including, without limitation, all attorneys' fees and expenses incurred in connection with enforcing this Agreement or collecting any rents due hereunder and any claim or proceeding or any investigation in connection therewith) relating to, resulting from or in connection with (i) any cause whatsoever in connection with the Project, including, without limitation, the acquisition, design, construction, installation, equipping, operation, maintenance or use thereof or the financing thereof including any expenses arising from the failure to make payment of principal and interest on the Bonds; (ii) any act or omission of the Lessee or any of its agents, contractors, servants, employees or licensees, in connection with the Project; (iii) the issuance and sale of the Bonds, and (iv) a misrepresentation or breach of warranty by the Lessee hereunder or under any of the Lessee Documents, or any violation by the Lessee of any of its covenants hereunder or under any of the other Lessee Documents. This indemnity is effective only with respect to any loss incurred by the Indemnified Persons not due to willful misconduct, gross negligence, or bad faith on the part of such Indemnified Persons. In case any action or proceeding shall be brought against one or more of the Indemnified Persons and in respect of which indemnity may be sought as provided herein, such Indemnified Person or Indemnified Persons shall promptly notify the Lessee in writing and the Lessee shall promptly assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person or Indemnified Persons, payment of all expenses and the right to negotiate and consent to settlement; but the failure to notify the Lessee as provided herein shall not relieve the Lessee from any liability that it may have (i) under this Section, so long as the Lessee is given the reasonable opportunity to defend such claim, and (ii) otherwise than under this Section. Any one or more of the Indemnified Persons shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Persons or Indemnified Persons unless (x) the employment of such counsel has been specifically authorized in writing by the Lessee, (y) the named parties to any such action (including any impleaded parties) include both the Lessee and such Indemnified Person or Indemnified Persons and representation of both the Lessee and such Indemnified Person or Indemnified Persons by the same counsel would be inappropriate due to actual or potential differing interests between them, or (z) the Indemnified Person or Indemnified Persons have been advised that one or more legal defenses may be available to any or all of them which may not be available to the Lessee in which case the Lessee shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The Lessee shall not be liable for any settlement of any such action effected without its consent, but if settled with such consent or if there is a final judgment in any such action with or without consent, the Lessee agrees to indemnify and hold harmless the Indemnified Person or Indemnified Persons from and against any loss by reason of such settlement or judgment, subject to the limitations set forth above. Notwithstanding the foregoing, this indemnity is not intended and does not pertain to principal, Purchase Price and interest on the Bonds.

         The provisions of this Section shall survive the Lease Term.

         SECTION 5.3. MAINTENANCE OF EXISTENCE. The Lessee agrees that throughout the Lease Term it shall maintain its existence as a limited liability company organized under the laws of the State of Georgia and shall not merge or consolidate with any other entity and shall not transfer or convey all or substantially all of its property, assets and licenses; provided, however, the Lessee may, with the written consent of the Issuer and without violating any provision hereof, consolidate with or merge into another domestic entity (I.E., an entity existing under the laws of one of the states of the United States of America or the District of Columbia) or permit one or more other domestic entities to consolidate with or merge into it, or transfer all or substantially all of its assets to another domestic entity, but only on the condition that

         (a) the assignee entity or the entity resulting from or surviving such merger (if other than the Lessee) or consolidation or the entity to which such transfer is made expressly assumes in writing and agrees to perform all of the Lessee's obligations hereunder and under the Credit Issuer Documents and the other Lessee Documents,

         (b) in connection with any such consolidation, merger or transfer, the Credit Issuer shall expressly ratify and affirm that the Credit Facility remains in full force and effect, and

         (c) the surviving entity shall preserve and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

         SECTION 5.4. ANNUAL AUDIT. The Lessee agrees to cause the annual report of the Credit Issuer (or its holding company) furnished to the stockholders of the Credit Issuer (or its holding company) to be furnished to the Trustee as soon as practicable after it is furnished to the Credit Issuer's (or its holding company's) shareholders and upon request to furnish such annual report to any bondholder who shall have filed his name and address with the Trustee for the purpose of receiving such annual report and whose name and address shall have been transmitted to the Lessee by the Trustee.

         SECTION 5.5. AGREEMENT OF ISSUER NOT TO ASSIGN OR PLEDGE. Except for the Issuer's assignment and pledge of the Security, as defined in the Indenture, and its conveyance of security title to the Project pursuant to the Security Deed, the Issuer agrees that it will not attempt to further assign, pledge, transfer or convey its interest in or create any assignment, pledge, lien, charge or encumbrance of any form or nature with respect to the Project or any of the property, moneys, securities and rights granted by the Issuer to the Trustee under the Granting Clause of the Indenture.

         SECTION 5.6. REDEMPTION OF BONDS. The Issuer or the Trustee, at the request at any time of the Lessee and if the same are then redeemable, shall forthwith take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect redemption of all or any portion of the Bonds, as may be specified by the Lessee, on the earliest redemption date on which such redemption may be made under such applicable provisions or upon the date set for the redemption by the Lessee pursuant to Article VII. As long as the Lessee is not in default hereunder and the Issuer is not obligated to call Bonds pursuant to the terms of the Indenture, neither the Issuer nor the Trustee shall redeem any Bond prior to its stated maturity unless requested to do so in writing by the Lessee.

         SECTION 5.7. REFERENCE TO BONDS INEFFECTIVE AFTER BONDS PAID. Upon Payment in Full of the Bonds and of all fees and charges of the Trustee and the Remarketing Agent, all references herein to the Bonds and the Trustee shall be ineffective and neither the Issuer, the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder and, subject to Article VIII the Lessee shall have no further obligation hereunder, saving and excepting those that shall have theretofore vested and any right of any Indemnified Person (as defined in Section 5.2) to indemnification under Section 5.2, which right shall survive the payment of the Bonds and the termination of this Agreement. Reference is hereby made to Article V of the Indenture which sets forth the conditions upon the existence or occurrence of which Payment in Full of the Bonds shall be deemed to have been made.

         SECTION 5.8. ASSIGNMENT, SALE OR LEASE OF PROJECT. The Lessee may assign or otherwise transfer its interest in this Agreement and may sublease the Project provided that (i) if the Sublessee is other than a wholly owned subsidiary of Abrams Industries, Inc. or a subsidiary thereof the written consent of the Issuer is obtained, (ii) the purchaser, sublessee or transferee in such transaction shall be bound by the terms and provisions of this Agreement, and (iii) such transaction shall not affect the liability of the Credit Issuer under the Credit Facility.

         SECTION 5.9. REMOVAL OF LEASED EQUIPMENT. The Issuer shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary Leased Equipment to the extent any Leased Equipment exists at the Project. If the Lessee in its sole discretion determines that any such items of Leased Equipment have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at such time, the Lessee may remove such items from the Building and the Leased Land and (on behalf of the Issuer) sell, trade-in or otherwise dispose of them (as a whole or in part) without any responsibility or accountability to the Issuer or the Trustee therefor, provided that the Lessee shall either:

         (a) substitute (either by direct payment of the costs thereof or by advancing to the Issuer the moneys necessary therefor) and install anywhere in the Building or on the Leased Land other machinery, equipment or related property having similar utility (but not necessarily having the same function or value) in the operation of the Building as a modern industrial facility (provided such removal and substitution shall not impair operating unity), all of which substituted machinery, equipment or related property shall be free of all liens and encumbrances (other than Permitted Exceptions) but shall become a part of the Leased Equipment; or

         (b) not make any such substitution and installation, provided (i) that in the case of the sale of any such machinery, equipment or related property to anyone other than itself or in the case of the scrapping thereof, the Lessee shall pay into the Bond Fund the proceeds from such sale or the scrap value thereof, as the case may be, (ii) that in the case of the trade-in of such machinery, equipment or related property for other machinery, equipment or related property not to be installed in the Building or on the Leased Land, the Lessee shall pay into the Bond Fund the amount of the credit received by it in such trade-in, and
               (iii) that in the case of the sale of any such machinery, equipment or related property to the Lessee or in the case of any other disposition thereof, the Lessee shall pay into the Bond Fund an amount equal to the original cost thereof less depreciation at rates calculated in accordance with generally accepted accounting principles.

The removal from the Project of any portion of the Leased Equipment pursuant to the provisions of this Section shall not entitle the Lessee to any diminution in or postponement or abatement of the amount of the rents payable under Section
4.2 hereof.

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
         The Lessee shall report to the Trustee and the Board of Assessors of the County each such removal, substitution, sale, trade-in or other disposition of Leased Equipment and shall pay to the Trustee such amounts as are required by the provisions of the preceding subsection (b) of this Section to be paid into the Bond Fund promptly after the sale, trade-in or other disposition requiring such payment; provided, however, that no such payment or report need be made until the amount with respect to items not replaced on account of all such sales, trade-ins or other dispositions and not previously paid aggregates at least $2,000,000. The Lessee shall not remove or permit the removal of any item of Leased Equipment except in accordance with the provisions of this Section.

         The Lessee shall deliver to the Issuer appropriate documents, including, but not limited to bills of sale, conveying to the Issuer title to any machinery, equipment or related property installed or placed in the Building or on the Leased Land pursuant to this Section, and upon request of the Lessee, the Issuer shall deliver and cause or direct the Trustee to deliver to the Lessee appropriate documents conveying to the Lessee title to any property removed from the Building or the Leased Land pursuant to this Section and releasing the same from the lien of the Indenture and canceling any security interest with respect thereto. The Lessee shall take or cause to be taken such action, if any, as may be necessary to perfect a security interest with respect to any property placed in the Building or on the Leased Land pursuant to this Section.

         SECTION 5.10. TAXES, OTHER GOVERNMENTAL CHARGES AND UTILITY CHARGES. The Issuer and the Lessee acknowledge that under present law no part of the fee simple title in and to the Project owned by the Issuer will be subject to ad valorem taxation by the State of Georgia or by any political or taxing subdivision thereof, and that under present law the income and profits (if any) of the Issuer from the Project are not subject to either Federal or Georgia taxation. The Lessee shall pay, as the same become lawfully due and payable, (i) all taxes and governmental charges of any kind whatsoever upon or with respect to the interest held by the Lessee under this Lease, (ii) all taxes and governmental charges of any kind whatsoever upon or with respect to the Project or any machinery, equipment or related property installed or brought by the Lessee therein or thereon (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the income or profits of the Issuer from the Project which, if not paid, will become a charge on the rents, revenues and receipts from the Project prior to or on a parity with the lien thereon and the pledge or assignment thereof created and made in the Indenture),
(iii) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project, and (iv) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Lessee shall be obligated to pay only such installments as are required to be paid during the Lease Term.

         The Lessee may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless the Issuer, the Credit Issuer or the Trustee shall notify the Lessee that, in the opinion of Independent Counsel, by nonpayment of any such items the lien and/or security interest afforded by the Indenture as to any part of the Project or the rents, revenues or receipts derived from the Project will be materially endangered or the Project or any part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly. The Issuer shall cooperate fully with the Lessee in any such contest. If the Lessee shall fail to pay any of the foregoing items required by this Section to be paid by the Lessee, the Issuer or the Trustee may (but shall be under no obligation to) pay the same and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Lessee to the one making the advancement, which amounts, together with interest thereon at the rate of ten per centum (10%) per annum from the date thereof, the Lessee agrees to pay.

         SECTION 5.11. COMPLIANCE WITH CREDIT AGREEMENT AND SECURITY DEED. The Lessee hereby covenants and agrees that it will comply with all covenants and obligations applicable to it in the Credit Agreement from time to time in effect or, if the Credit Agreement is terminated prior to the termination of this Agreement, the Lessee agrees to comply with all covenants and obligations applicable to it in the Credit Agreement as in effect immediately prior to the termination thereof until the termination of this Agreement and the payment of the Lessee's obligation hereunder. Issuer and Lessee covenant to comply with their respective covenants and obligations in the Security Deed.

         SECTION 5.12. INSPECTION OF PROJECT. The Issuer, the Trustee and their duly authorized agents shall have the right at all reasonable times to enter upon any part of the premises of the Lessee at which the Project is located and examine and inspect the same as may be reasonably necessary for the purpose of determining whether the Lessee is in compliance with its obligations under
Section 5.1 or in the event of failure of the Lessee to perform its obligations under Section 5.1, and the Issuer, the Trustee and their duly authorized agents shall also have the right at all reasonable times to examine the books and records of the Lessee insofar as such books and records relate to the acquisition, construction, installation and maintenance of the Project.

         SECTION 5.13. PROJECT LIST. The Lessee shall maintain at the Project site a list setting forth in reasonable detail all items constituting the Project.

         SECTION 5.14. NO WARRANTY OF CONDITION OR SUITABILITY BY ISSUER. The Lessee recognizes that the Issuer does not deal in goods of the kind comprising components of the Project or otherwise hold itself out as having knowledge or skill peculiar to the practices or goods involved in the Project, and that the Issuer is not one to whom such knowledge or skill may be attributed by its employment of an agent or broker or other intermediary who by his occupation holds himself out as having such knowledge or skill. The Lessee further recognizes that since the components of the Project have been and are to be designated and selected by the Lessee, THE ISSUER HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND, EXCEPT AS OTHERWISE PROVIDED HEREIN, THE ISSUER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR TO THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE ISSUER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES OR REPRESENTATIONS BY THE ISSUER, EXPRESS OR IMPLIED (TO THE EXTENT PERMITTED BY APPLICABLE LAW), WITH RESPECT TO THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE U.C.C. OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

         SECTION 5.15.   SPECIAL COVENANTS RELATED TO AD VALOREM TAXATION.

         (a) The Issuer and the Lessee understand that the Project costs will total at least $11,000,000 and that the Project will consist of a manufacturing facility.

         (b) The parties acknowledge that the Lessee's leasehold interest in the Project is subject to taxation pursuant to the principles enunciated by W. C. Harris, et al. v. Douglas County Board of Tax Assessors, 240 Ga. 277; 282 S.E.2d 880 (1981) (the "Harris Case"). The parties further agree that, pursuant to the Harris Case, the fair market value of the Lessee's leasehold interests in the Project for real property and for equipment shall be determined by the formula set forth in the Harris Case. The valuation of the Lessee's leasehold interests as specified in Exhibit A will be returned for ad valorem taxation at forty percent (40%) of the fair market value (the "assessed value") and the ad valorem tax payable by the Lessee shall be the product of such assessed value multiplied by the Douglas County millage rate for the applicable tax year.

         The  property  of  which  the  Project  is a part  will  be  valued  in accordance with the usual procedures and as if the Project were not included therein.
                                       18

         (c) The Lessor and the Issuer acknowledge that taxes payable by Lessee on its leasehold interest takes into account the terms of this Agreement and the fair market value of similar leasehold interests in similar property and the prevailing rents charged in the geographic area of the Project.

         (d) At the end of the Lease Term with respect to the Project as determined by application of paragraphs (b) and (c) and assuming that Payment in Full of the Bonds has been made, the Issuer shall, for a consideration of $10.00 to be paid by the Lessee, convey the Project to the Lessee and thereafter. The Lessee shall own the Project and shall pay ad valorem taxes in each year in an amount required through the standard assessment procedures of the aforementioned Board of Tax Assessors, said Project to be valued at its fee simple value upon termination of this Agreement.

         (e) The Issuer agrees that if the Tax Commissioner bills the Issuer it will invoice the Lessee for the amount of ad valorem taxes relating to Lessee's interests in the Project in the amounts Lessee has agreed to pay, as described above and the Lessee will pay such amounts directly to the Issuer as a portion of its Additional Rent owing hereunder, for transmittal by the Issuer to the Tax Commissioner of Douglas County, as required by law. In the event that in any year the Board of Tax Assessors values the Lessee's leasehold interest in the Project in a manner which causes the taxes payable on such leasehold interest to exceed the amounts the parties agree are payable by Lessee, the Lessee shall have the right to appeal on behalf of the Issuer or in the Issuer's name, place and stead.

                                   ARTICLE VI.

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 6.1. EVENTS OF DEFAULT DEFINED. The following shall be "events of default" hereunder and the term "event of default" shall mean, whenever it is used herein, any one or more of the following events:

         (a) failure by the Lessee to make any rental payment required to be made under Section 4.2(a) when the same becomes due and payable.

         (b) failure by the Lessee to observe or perform any agreement hereunder or on its part to be observed or performed, other than as referred to in subsection (a) or (b) of this Section, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to the Lessee and to the Credit Issuer by the Issuer or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Lessee or the Credit Issuer within the applicable period and diligently pursued until the failure is corrected; or in the case of any such default which can be cured with due diligence but not within such thirty-day period, the Lessee's or Credit Issuer's failure to proceed promptly to cure such default and thereafter prosecute the curing of such default with due diligence;

         (c) any representation by or on behalf of the Lessee contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement, the Indenture or the Credit Agreement proves false or misleading in any material respect as of the date of the making or furnishing thereof; and

         (d) an "event of default" occurs and is continuing under the Indenture.

         The Lessee and the Issuer hereby authorize the Credit Issuer to do any and all things necessary to correct any default described in paragraph (c) above on behalf of the Lessee.

         The foregoing provisions of subsection (c) of this Section are subject to the following limitations: If by reason of force majeure, the Lessee is unable in whole or in part to carry out the agreements on its part therein referred to, the failure to perform such agreements due to such inability shall not constitute an event of default nor shall it become an event of default upon appropriate notification to the Issuer or the passage of the stated period of time. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States of America or of the State or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; tornadoes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Lessee. The Lessee agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Lessee from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Lessee, and the Lessee shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Lessee, unfavorable to the Lessee.

         SECTION 6.2. REMEDIES. Whenever an event of default shall have happened and be continuing, the Trustee, as the assignee and pledgee of the Issuer under the Indenture, shall take any one or more of the following remedial steps:

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
         (a) In the event the Trustee has accelerated payment of the Bonds pursuant to the Indenture, without terminating this Lease and without retaking possession of the Project, the Trustee may at its option, demand immediate payment of all Lease Payments due and payable pursuant to Section 4.2 and all Additional Rent due and payable pursuant to Section 4.4. The Lessee acknowledges and agrees that upon any such acceleration of the Bonds, the Lease Payments and the Additional Rent due and payable pursuant hereto shall consist of (i) the aggregate principal amount of the outstanding Bonds, (ii) all accrued and unpaid interest on the Bonds to the date of payment of the principal of the outstanding Bonds (but not any interest that would have accrued on the Bonds for the remainder of the Lease term if the Bonds had remained outstanding) and (iii) all other amounts then due and payable to the Issuer or the Trustee pursuant to Section 4.4, including fees of Counsel actually incurred. The Lessee and the Trustee acknowledge and agree that the foregoing payments constitute an advance payment of rent, and not liquidated damages or a penalty, and that such payments have been discounted to present value by virtue of the exclusion from the calculation thereof of the rental payments for the remainder of the Lease term corresponding to the interest that would have accrued on the Bonds for the remainder of the Lease term if the Bonds remained outstanding. The Lessee shall receive as a credit against such Lease Payments and Additional Rent all payments made by the Credit Issuer pursuant to the Credit Facility and all other amounts described in Section 3.08(a) of the Indenture. The Trustee shall have no right to exercise the remedy provided herein if the Trustee terminates this Lease or the Trustee retakes possession of the Project. Upon payment of all such amounts, the Lessee shall have no further rental obligations under this Lease and the payment of such amounts shall constitute Payment in Full of the Bonds for purposes of this Lease.

         (b) Subject to the provisions of Section 6.5 hereof, the Trustee may take whatever action at law or in equity may appear necessary or desirable to collect any sums then due and thereafter to become due hereunder or to enforce performance and the observance of any agreement of the Lessee hereunder.

         (c) The Trustee may exercise any remedies provided under the Indenture.

Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture and after Payment in Full of the Bonds and the payment of any costs occasioned by an event of default hereunder, any excess moneys in the Bond Fund shall be returned to the Lessee.

         The Lessee hereby authorizes the Trustee to draw moneys under the Credit Facility in accordance with the Indenture upon a declaration of acceleration of payment of the Bonds in an amount equal to (i) the aggregate principal amount of all outstanding Bonds and (ii) all interest on the Bonds due and to become due to the date of payment. The obligation of the Lessee to make accelerated payment of all rental payments required to be made by the Lessee pursuant to Section 4.2 upon a declaration of acceleration of payment of the Bonds shall be deemed satisfied and discharged by a corresponding drawing and payment under the Credit Facility.

         SECTION 6.3. NO REMEDY EXCLUSIVE. Subject to the provisions of Section 6.5, no remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy hereunder or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of any event of default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. The Trustee and the holders of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all agreements herein contained.

         SECTION 6.4. AGREEMENT TO PAY COUNSEL FEES AND EXPENSES. If there should occur a default or an event of default hereunder and the Trustee or the Issuer should employ Counsel or incur other expenses for the collection of sums due hereunder or the enforcement of performance or observance of any agreement on the part of the Lessee herein contained, the Lessee agrees that it will on demand therefor pay to the Trustee or the Issuer the reasonable fees and expenses of such Counsel actually incurred and billed and such other expenses so incurred by the Trustee or the Issuer.

         If the Lessee should fail to make any payments required in this Section, such item shall continue as an obligation of the Lessee until the same shall have been paid in full, with interest thereon from the date such payment was due at the rate per annum borne by the Bonds until paid in full.

         SECTION 6.5. WAIVER OF EVENTS OF DEFAULT AND RESCISSION OF ACCELERATION. If, in compliance with the requirements of Section 6.06 of the Indenture, the Trustee shall waive any event of default as therein defined with the written consent of the Credit Issuer and its consequences or rescind any declaration of acceleration of payments of the principal of and interest on the Bonds, such waiver shall also waive any event of default hereunder and its consequences and such rescission of a declaration of acceleration of the principal of and interest on the Bonds shall also rescind any declaration of any acceleration of all payments required to be made under Section 4.2. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such event of default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Lessee, the Trustee, the Credit Issuer and the holders of the Bonds shall be restored to their former positions and rights hereunder, but no such waiver or rescission shall extend to any subsequent or other event of default or impair any right consequent thereon.

                                  ARTICLE VII.

                                  PREPAYMENTS

         SECTION 7.1.   OPTIONAL PREPAYMENTS.

         (a) The Lessee shall have, and is hereby granted, with the consent of the Credit Issuer, if any, the option to prepay Lease Payments in whole, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture for the redemption of all Bonds then outstanding, upon the occurrence of any of the events set forth in Section 2.18(b) of the Indenture.

         (b) The Lessee shall have, and is hereby granted, with the consent of the Credit Issuer, if any, the option to prepay all or any portion of the Lease Payments, together with interest thereon to the date of redemption of the Bonds, at any time permitted by Section 2.18(a) of the Indenture by taking, or causing the Issuer to take, the actions required by the Indenture (i) to discharge the lien thereof through the redemption, or provision for payment of redemption of all Bonds then outstanding or (ii) to effect the redemption, or provision for payment or redemption, of less than all Bonds then outstanding.

         (c) To make a prepayment pursuant to this Section 7.1, the Lessee shall give written notice, consented to by the Credit Issuer, if any, to the Issuer and the Trustee which shall specify therein (i) the date of the intended prepayment, which shall not be less than 45 days from the date any Bonds are to be redeemed from such prepayment, and (ii) the principal amount to be prepaid and the date or dates on which the prepayment is to occur. All such prepayments shall be in the amount of the unpaid amount of the Lease Payments if made pursuant to Section 7.1(a) or in the amount of an Authorized Denomination if made pursuant to Section 7.1(b) and the Lessee shall furnish additional funds, if necessary, to make such prepayments in such amounts. In addition, the Lessee shall make such additional Lease Payments as shall be necessary to pay any redemption premium on the Bonds in connection with such redemption.

         SECTION 7.2. OPTIONAL PURCHASE OF BONDS. Subject to the terms of the Indenture regarding the use of Eligible Funds, the Lessee may at any time, and from time to time, furnish moneys to the Tender Agent accompanied by a notice directing such moneys to be applied to the purchase of Bonds delivered for purchase pursuant to terms thereof, which Bonds shall be delivered in accordance with Section 2.08 of the Indenture. The Lessee shall deliver to the Remarketing Agent and the Credit Issuer a copy of any such notice.

         SECTION 7.3.  RELATIVE  PRIORITIES.  The  obligations  of the Lessee in
Section 7.2 of this Article shall be and remain superior to the rights, obligations and options of the Lessee in Section 7.1 of this Article.

         SECTION 7.4. PREPAYMENT TO INCLUDE FEES AND EXPENSES. Any prepayment under this Article shall also include any expenses of prepayment, as well as all expenses and costs provided for herein.

         SECTION 7.5. OBLIGATIONS AFTER PAYMENT AND TERMINATION OF AGREEMENT. Anything contained herein to the contrary notwithstanding, the obligations of the Lessee contained in 5.2 and 6.4 shall continue after Payment in Full of the Bonds and termination of this Agreement.

         SECTION 7.6.   PURCHASE OF BONDS.

         (a) In consideration of the issuance of the Bonds by the Issuer, but for the benefit of the Holders, the Lessee has agreed, and does hereby covenant, to cause the necessary arrangements to be made and to be thereafter continued whereby the Holders from time to time may deliver, or may be required to deliver Bonds for purchase and whereby such Bonds shall be so purchased. In furtherance of the foregoing covenant of the Lessee, the Issuer, at the request of the Lessee, has set forth in the Indenture the terms and conditions relating to the delivery of Bonds by the Holders thereof for purchase, has set forth in the Indenture the duties and responsibilities of the Tender Agent with respect to the purchase of Bonds, and of the Remarketing Agent with respect to the remarketing of Bonds and has therein provided for the appointment of the Tender Agent and Remarketing Agent. The Lessee hereby authorizes and directs the Tender

Agent and the Remarketing Agent to purchase, offer, sell and deliver Bonds in accordance with the provisions of the Indenture.

         Without limiting the generality of the foregoing covenant of the Lessee, and in consideration of the Issuer's having set forth in the Bonds and the Indenture the aforesaid provisions, the Lessee, covenants, for the benefit of the Holders, to provide for arrangements to pay, or cause to be paid, such amounts as shall be necessary to effect the payment of the Purchase Price of Bonds delivered for purchase, all as more particularly described in the Indenture.

         (b) Notwithstanding the provisions of subsection (a) of this Section, the obligations of the Lessee under subsection (a) of this Section with respect to the purchase of Bonds shall be terminated on the date the Bonds begin to bear interest at the Fixed Rate in accordance with the Indenture.

         (c) In  furtherance of the  obligations of the Lessee under  subsection
(a) of this Section, the Lessee shall provide for the payment of its obligations under said subsection (a) by the delivery of the Original Credit Facility simultaneously with the original delivery of the Bonds. In order to implement such undertaking of the Lessee, the Issuer, at the direction of the Lessee, has set forth in the Indenture the terms and conditions relating to drawings under the Credit Facility to provide moneys for the purchase of Bonds. The Lessee hereby authorizes and directs the Trustee to draw moneys under the Credit Facility in accordance with the provisions of the Indenture to the extent necessary to provide moneys payable under Section 2.07 of the Indenture if and when due.

         (d) The Issuer shall have no obligation or responsibility, financial or otherwise, with respect to the purchase of Bonds or the making or continuation of arrangements therefor other than as expressly set forth in subsection (a) of this Section 7.7, except that the Issuer shall generally cooperate with the Lessee, the Trustee and the Remarketing Agent as contemplated in Section 2.07 of the Indenture.

                                  ARTICLE VIII.

                OPTIONS IN FAVOR OF LESSEE; OBLIGATION OF LESSEE

         SECTION 8.1. OPTIONS TO TERMINATE THE LEASE TERM; PURCHASE PROJECT. The Lessee shall have the option to terminate the Lease Term at any time after payment in full of the Bonds, in accordance with the provision of this Agreement and the Indenture by giving the Issuer notice in writing of such termination and such termination shall forthwith become effective. The Lessee shall have, and is hereby granted the option to purchase the Project following the termination of the Lease Term by paying the sum of $10.00 to the Issuer.

         SECTION 8.2. CONVEYANCE ON PURCHASE. At the closing of the purchase pursuant to Section 8.1 hereof or pursuant to the exercise of any option to purchase granted herein, the Issuer will upon receipt of the purchase price deliver to the Lessee the following:

         (a) if the Indenture shall not at the time have been satisfied in full, a release by the Trustee from the lien and/or security interest of the Indenture in the property with respect to which such purchase is being consummated;

         (b) Limited Warranty Deed or other documents conveying to the Lessee good and marketable fee simple title in and to the property included in the Project with respect to which such purchase is being consummated, as such property then exists, subject to the following, (i) those liens, security interests and encumbrances (if any) to which such title in and to said property was subject when conveyed to the Issuer, (ii) those liens, security interests and encumbrances created by the Lessee or to the creation or suffering of which the Lessee consented other than the Security Deed, (iii) those liens, security interests and encumbrances resulting from the failure of the Lessee to perform or observe any of the agreements on its part contained in this Agreement,
               (iv) Permitted Liens other than the Indenture, and (v) the rights and title of any condemning authority;

         (c)   assignment of licenses, permits, warranties, etc.; and

         (d) customary owner's affidavit.

         SECTION 8.3. OBLIGATION TO PURCHASE PROJECT. The Lessee hereby agrees to purchase, and the Issuer hereby agrees to sell, the Project for ten dollars ($10.00) at the expiration or sooner termination of the Lease Term following payment in full of the Bonds. The Issuer has delivered to the Trustee an executed Limited Warranty Deed to be delivered to the Lessee upon the Lessee's termination of this Agreement in accordance with this Article and Section 7.18 of the Indenture.

                                   ARTICLE IX.

                             RIGHTS OF CREDIT ISSUER

         SECTION 9.1.   RIGHTS OF CREDIT ISSUER.

         (a) For purposes of this Section 9.1 "Lender" means the current holder of the Security Deed.

         (b) This Agreement and all rights of the Lessee hereunder are and shall be subject and subordinate to the lien and security title of the Security Deed. The Lessee recognizes and acknowledges the right of Lender to foreclose or exercise the power of sale against the Project under the Security Deed.

         (c) The Lessee shall, in confirmation of the subordination set forth in
Section 9.1(b) and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary upon demand, at any time or times, execute, acknowledge and deliver to the Issuer or to Lender any and all instruments requested by either of them to evidence such subordination.

         (d) If requested by Lender, the Lessee shall, upon demand, at any time or times, execute, acknowledge and deliver to Lender, any and all instruments that may be necessary to make this Agreement superior to the lien of the Security Deed.

                                   ARTICLE X.

                                  MISCELLANEOUS

     SECTION 10.1. TERM OF AGREEMENT. Except as provided in Sections 5.2 and 6.4 and Article VIII, this Agreement shall terminate when Payment in Full of the Bonds shall have been made.

         SECTION 10.2. NOTICES. All notices, approvals, consents, requests and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows or (unless specifically prohibited) when telexed or telecopies to the telex or telecopy numbers as follows:

  (1)   If to the Issuer:     Development Authority of Douglas County, Georgia
                              2145 Slater Mill Road
                              Douglasville, Georgia  30135
                              Telephone: (770) 942-5022
                              Telecopier: (770) 942-5876
                              Attention: Chairman

  (2)   If to the Lessee:     Abrams Riverside, LLC
                              c/o Abrams Properties, Inc.
                              1945 The Exchange, Suite 400
                              Atlanta, Georgia  30339-2029
                              Telephone: (770) 953-1777
                              Telecopier: (770) 953-9922
                              Attention:  Melinda S. Garrett

       With a copy to:        Holt Ney Zatcoff & Wasserman
                              100 Galleria Parkway, Suite 600
                              Atlanta, Georgia  30339
                              Telephone:  (770) 956-9600
                              Telecopier: (770) 956-1490
                              Attention:  Sanford H. Zatcoff, Esq.

 (3)   If to the Trustee:     AmSouth Bank
                              1901 Sixth Avenue North - 7th Floor
                              Birmingham, Alabama  35203
                              Telephone: (205) 326-5381
                              Telecopier: (205) 581-7661
                              Attention:  Corporate Trust Department

(4)    If to the Remarketing
          Agent:              Merchant Capital, L.L.C.
                              250 Commerce Street
                              Montgomery, Alabama  36104
                              Telephone: (334) 834-5100
                              Telecopier (334) 269-0902
                              Attention:  Municipal Syndicate

(5)   If to the Credit
           Issuer:            NationsBank, N.A.
                              Northwest Commercial Banking Center
                              Riverwood 100
                              3350 Riverwood Circle NW
                              Atlanta, Georgia  30339-3340
                              Telephone: (770) 850-8490
                              Telecopier: (770) 850-5496
                              Attention:  Helen Cease

      With a copy to:         Alston & Bird
                              1201 West Peachtree Street, 40th Floor
                              Atlanta, Georgia 30309
                              Telephone: (404) 881-7941
                              Telecopier: (404) 881-7777
                              Attention: Rosalind Drakeford, Esq.


A duplicate copy of each notice, approval, consent, request or other communication given hereunder by the Issuer, the Lessee, the Trustee, the Remarketing Agent or the Credit Issuer to any one of the others shall also be given to all of the others. The Issuer, the Lessee, the Trustee and the Credit Issuer may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

         SECTION 10.3. BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Lessee and their respective successors and assigns.

         SECTION 10.4. SEVERABILITY. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 10.5. AMOUNTS REMAINING IN BOND FUND. It is agreed by the parties hereto that any amounts remaining in the Bond Fund and Construction Fund upon expiration or sooner termination of this Agreement, after Payment in Full of the Bonds, payment of the fees, charges and expenses of the Trustee, the Remarketing Agent and the Credit Issuer (including, without limitation, the fees and expenses of their respective Counsel), and payment of all other amounts required to be paid under the Indenture and under the Credit Agreement, including payment of rebatable arbitrage, shall be paid immediately to the Lessee by the Trustee.

         SECTION 10.6. RELIANCE BY ISSUER. The Issuer shall have the right at all times to act in reliance upon the authorization, representation or certification of the Authorized Lessee Representative or the Trustee.

         SECTION 10.7. ISSUER'S OBLIGATIONS LIMITED. Except for the interest of the Issuer in the Trust Estate and as otherwise expressly herein provided, no recourse under or upon any obligation or agreement contained in this Agreement or in any Bond or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of the Indenture, shall be had against the Issuer.

         Anything in this Agreement to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (a) the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or the Authorized Representative as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (b) the Issuer shall not be under any obligation hereunder to perform any record-keeping or to provide any legal services, it being understood that such services shall be performed either by the Trustee or the Lessee; and (c) none of the provisions of this Agreement shall require the Issuer to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses and liability which may be incurred thereby.

         Notwithstanding anything herein contained to the contrary, any obligation which the Issuer may incur under this Agreement or under any instrument executed in connection herewith which shall entail the expenditure of money shall not be a general obligation of the Issuer but shall be a limited obligation payable solely from the Pledged Revenues.

         SECTION 10.8. IMMUNITY OF DIRECTORS, OFFICERS AND EMPLOYEES OF ISSUER. No recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained in the Indenture, this Agreement or in any Bond issued under the Indenture for any claim based thereon or otherwise in respect thereof, against any director, officer, employee or agent, as such, in his individual capacity, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assignment or penalty or otherwise; it being expressly agreed and understood that the Bonds, the Indenture and this Agreement are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any director, officer, employee or agent, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Lessee whether contained in this Agreement or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of that character against every such director, officer, employee or agent is, by the execution of this Agreement and the Indenture, and as a condition of, and as part of the consideration for, the execution of this Agreement and the Indenture, expressly waived and released.

         SECTION 10.9. PAYMENTS BY CREDIT ISSUER. The Credit Issuer shall, to the extent of any payments made by it pursuant to the Credit Facility, be subrogated to all rights of the Issuer or its assigns (including, without limitation, the Trustee) as to all obligations of the Lessee with respect to which such payments shall be made by the Credit Issuer, but, so long as any of the Bonds remain outstanding under the terms of the Indenture, such right of subrogation on the part of the Credit Issuer shall be in all respects subordinate to all rights and claims of the Issuer for all payments which are then due and payable under the Indenture or otherwise arising under this Agreement, the Indenture or the Bonds. The Trustee will, upon request, execute and deliver any instrument reasonably requested by the Credit Issuer to evidence such subrogation and the Trustee shall assign to the Credit Issuer its rights in any obligations of the Lessee with respect to which payment of the entire principal balance and accrued interest thereon shall be made by the Credit Issuer.

         SECTION 10.10. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided herein or in the Indenture, subsequent to the date of issuance and delivery of the Bonds and prior to their payment in full, this Agreement may not be effectively amended or terminated without the written consent of the Issuer, the Lessee and the Credit Issuer.

         SECTION 10.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 10.12. CAPTIONS. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

         SECTION 10.13. AMENDMENT OF AGREEMENT. This Agreement may be modified, altered, amended or supplemented in accordance with the Indenture in order to obtain a rating of the Bonds by the Rating Agency.

         SECTION 10.14. LAW GOVERNING CONSTRUCTION OF AGREEMENT. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State.

         SECTION 10.15. RELATIONSHIP OF PARTIES; ESTATE FOR YEARS. This Agreement shall create the relationship of lessor and lessee between Issuer and Lessee and this Agreement grants to Lessee an estate for years in the Project and not a usufruct. This Agreement shall not be deemed to create or constitute a partnership or joint venture between Issuer and Lessee or a loan or other financing arrangement.

         IN WITNESS WHEREOF, the Issuer and the Lessee have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be affixed hereto and attested by their authorized officers, all as of the day and year first above written.

                                             DEVELOPMENT AUTHORITY OF DOUGLAS
                                             COUNTY, GEORGIA


                                             By: /s/ Carl Battles
                                                   Chairman
(SEAL)

Attest: /s/ Michael Ghif

Assistant Secretary


Signed, sealed and delivered in presence of:

/s/ Susan E. Selby
Unofficial Witness


/s/ Barbara M. Williams
Notary Public

My commission expires:________________


(NOTARIAL SEAL)

                                    AMSOUTH BANK

                                    Acknowledges receipt of the foregoing Lease
                                    Agreement



                                    By: /s/ Charles Northen
                                       Title: Vice President

                                     ABRAMS RIVERSIDE, LLC,
                                      a Georgia limited liability company

                                      By:   Abrams Properties, Inc.,
                                            Sole Member



                                      By: /s/ Alan R. Abrams
                                         President

Attest:


/s/ Melinda S. Garrett
Assistant Secretary

Signed, sealed and delivered in presence of:


______________________________
Unofficial Witness



Notary Public


/s/ Katz Roper Davis
My commission expires:


(NOTARIAL SEAL)

   EXHIBIT A     DESCRIPTION OF PROJECT
   EXHIBIT A-1 LEASED LAND
   EXHIBIT A-2 LEASED EQUIPMENT
   EXHIBIT A-3 PERMITTED EXCEPTIONS
   EXHIBIT B    CONSTRUCTION FUND CERTIFICATE AND REQUISITION
   EXHIBIT C    CERTIFICATE OF COMPLETION
   EXHIBIT D    LIMITED WARRANTY DEED